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Page 1                                                     EXHIBIT 23.3





                                                  CONSENT OF COUNSEL


         The consent of Ann C. Mule', Esq., General Attorney and Corporate Secretary of Sun Company, Inc. is included in her opinion filed as
Exhibit 5 to the Registration Statement.